Q3 2018 EARNINGS CALL PRESENTATION August 2, 2018 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2018 third quarter.

Disclaimer This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft” or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “believe,” “continue,” “develop” “drive,” “estimate,” “expect,” “forecast,” “goal,” “improve,” “increase,” “initiative,” “invest,” “on track,” “outlook,” “plan,” “still,” “toward,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. tax law; changes in trade policies; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income (Loss), determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary Visit www.wescoair.com 2

Overview Solid Q3 2018 Operating and Financial Results Q3 2018 Results Strong sales growth; gross profit improvement $410M Net Sales Tight expense management; investing in Wesco 2020 for the long term 60 bps Gross Margin Expansion* Net income improvement; adjusted EBITDA margin expansion $0.11 / $0.20 Diluted EPS / Adjusted Diluted EPS** Positive operating and free cash flow 170 bps Adjusted EBITDA Improving operating metrics – continuing to drive change Margin** Expansion* $17M Significant increase in Wesco 2020 execution Net Cash Provided by Operating Activities * Q3 2018 results compared to the same period in fiscal 2017. ** See appendix for reconciliation and information regarding non-GAAP measures. Wesco Aircraft Proprietary Visit www.wescoair.com 3

Business Update One-time sales benefit of approximately $11 million; solid underlying growth of 10% Double-digit ad-hoc sales growth – higher customer ordering; robust bookings Long-term contract increase – new business, higher volumes with existing customers Maintained tight expense control; SG&A as percent of sales virtually flat Reduced inventory investment; continued work on inventory management processes Customer service improving; on-time delivery rates stable at high levels Wesco Aircraft Proprietary Visit www.wescoair.com 4

Wesco 2020 Update Driving Execution of Wesco 2020 Initiatives FOOTPRINT Taking steps toward optimization, preparing for inventory transfers OPTIMIZATION ALIGN FACILITY Investing in hubs – building out existing sites, identifying operating consolidation sites INVESTMENT ORGANIZATIONAL Implemented project management structure; organizational changes made STRUCTURE REFINE GLOBAL CENTERS Established global centers of excellence; investing in critical capabilities OF EXCELLENCE Planning underway for increased use of automation and business tools AUTOMATION INVEST On-track with previously communicated completion dates and financial goals BUSINESS TOOLS Wesco Aircraft Proprietary Visit www.wescoair.com 5

Net Sales Summary Net Sales ($ in millions) Net sales increase of 10% year/year, excluding one-time sales $410.4 benefit of $11M related to contract claims $390.2 ▪ Long-term contract increase of 7% due to: $363.9 ▪ Growth in chemical and hardware volumes ▪ Ramp-up of new business wins ▪ Ad-hoc increase of 18% – ability to service broad-based increase in orders Sequential sales increase of 2%, excluding one-time sales Q3 2017 Q2 2018 Q3 2018 Wesco Aircraft Proprietary Visit www.wescoair.com 6

Income Statement Summary

Wesco Aircraft

(Dollars in Millions, Except Per Share Data)	Q3 2017	Q2 2018	Q3 2018
Net sales	$363.9	$390.2	$410.4
(Loss) income from operations	$(287.2)	$33.2	$29.3
Operating margin	(78.9%)	8.5%	7.1%
Net (loss) income	$(229.6)	$15.0	$10.8
Diluted (loss) earnings per share	$(2.32)	$0.15	$0.11
Adjusted net income*	$10.0	$22.2	$20.1
Adjusted diluted earnings per share*	$0.10	$0.22	$0.20
Adjusted EBITDA*	$33.0	$45.0	$44.5
Adjusted EBITDA margin*	9.1%	11.5%	10.8%

* See appendix for reconciliation and information regarding non-GAAP measures.

Third Quarter Commentary

Income from operations improved year/year due to increase in gross profit and prior year goodwill impairment, offset by higher SG&A

Gross profit/margin higher year/year, reflecting higher sales volume

Gross profit/margin lower sequentially primarily due to E&O provision and inventory adjustments; product margins higher sequentially

SG&A increase primarily due to consulting fees and other costs associated with Wesco 2020

Interest expense year/year increase reflects higher LIBOR rates

Higher income tax expense reflects increase in income in higher tax jurisdictions and discrete items

Effective tax rate for fiscal 2018 estimated to be 29-30% (excluding $9.1M U.S. tax legislation impact in Q1 2018 and other discrete items)

Wesco Aircraft Proprietary
Visit www.wescoair.com

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Balance Sheet Summary June 30, Sept 30, Dec 31, March 31, June 30, At Period End 2017 2017 2017 2018 2018 ($ in millions) Cash and cash equivalents $57.1 $61.6 $41.9 $35.9 $45.6 Accounts receivable, net 264.0 256.3 253.6 287.1 302.1 Net inventory 802.7 827.9 856.3 889.3 893.5 Accounts payable 175.8 184.3 161.7 194.1 192.9 Total debt 861.1 863.8 877.7 880.7 877.2 Stockholders’ equity 687.8 649.7 652.4 672.1 682.3 Wesco Aircraft Proprietary Visit www.wescoair.com 8

Cash Flow Summary June 30, Sept 30, Dec 31, March 31, June 30, Quarter Ended 2017 2017 2017 2018 2018 ($ in millions) Net (loss) income $(229.6) $(38.3) $(0.4) $15.0 $10.8 Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities 261.8 56.3 15.7 11.8 16.3 Changes in assets and liabilities (31.3) (12.1) (45.2) (32.8) (10.3) Net cash provided by (used in) operating activities 0.9 5.9 (29.9) (6.0) 16.8 Purchase of property and equipment (2.6) (2.1) (1.3) (1.6) (1.1) Free cash flow (1.7) 3.8 (31.2) (7.6) 15.7 Wesco Aircraft Proprietary Visit www.wescoair.com 9

Closing Remarks Continue to execute across the business – good operating and financial performance Strong sales growth – new business, increase in existing business volume, higher ad-hoc Improved operating metrics; substantially lower inventory investment Improvement in net income and adjusted EBITDA, positive cash flow performance Increased pace of Wesco 2020 execution – creating value for long term On track with previously communicated Wesco 2020 goals Wesco Aircraft Proprietary Visit www.wescoair.com 10

APPENDIX

Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income (Loss) before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred issuance costs, (iii) special items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income (Loss). “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income (Loss). ‘‘Adjusted EBITDA’’ represents Net Income (Loss) before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash provided by (used in) operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income (Loss), determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary Visit www.wescoair.com 12

Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Adjusted Net Income and Adjusted Earnings Per Share (UNAUDITED) (Dollars in thousands, except share data) Three Months Ended June 30, March 31, June 30, 2017 2018 2018 Net Sales $ 363,907 $ 390,183 $ 410,359 Adjusted Net Income Net (loss) income (229,608) $ 15,000 $ 10,754 Amortization of intangible assets 3,743 3,713 3,714 Amortization of deferred financing costs 1,013 1,403 1,389 Goodwill impairment 311,114 - - Special items (1) 1,490 4,591 7,574 Adjustments for tax effect (2) (77,763) (2,495) (3,283) Adjusted net income $ 9,989 $ 22,212 $ 20,148 Adjusted Basic Earnings Per Share Weight-average number of basic share outstanding 98,869,675 99,136,015 99,180,632 Adjusted net incomer per basic share $ 0.10 $ 0.22 $ 0.20 Adjusted Diluted Earnings Per Share Weight-average number of diluted shares outstanding 98,869,675 99,519,925 99,739,217 Adjusted net income per diluted share $ 0.10 $ 0.22 $ 0.20 (1) Special items in the third quarter of fiscal 2017 consisted of business realignment and other expenses of $1.5 million. Special items in the second quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $4.2 million, settlement of litigation and related fees of $0.1 million and other expenses of $0.3 million. Special items in the third quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $7.1 million, restructuring costs of $0.4 million and settlement of litigation and related fees of $0.1 million. (2) The adjustments for tax effect in the third quarter of fiscal 2017 included a valuation allowance of $10.6 million on deferred tax assets. Wesco Aircraft Proprietary Visit www.wescoair.com 13

Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - EBITDA and Adjusted EBITDA ( UNAUDITED) (Dollars In thousands) Three Months Ended June 30, March 31, June 30, 2017 2018 2018 EBITDA & Adjusted EBITDA Net (loss) income $ (229,608) $ 15,000 $ 10,754 Provision for Income taxes (66,969) 6,123 6,096 Interest expense, net 9,614 11,965 12,717 Depreciation and amortization 7,340 7,285 7,368 EBITDA (279,623) 40,373 36,935 Goodwill impairment 311,114 - - Special items (1) 1,490 4,591 7,574 Adjusted EBITDA $ 32,981 $ 44,964 $ 44,509 Adjusted EBITDA margin 9.1% 11.5% 10.8% (1) Special items in the third quarter of fiscal 2017 consisted of business realignment and other expenses of $1.5 million. Special items in the second quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $4.2 million, settlement of litigation and related fees of $0.1 million and other expenses of $0.3 million. Special items in the third quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $7.1 million, restructuring costs of $0.4 million and settlement of litigation and related fees of $0.1 million. Wesco Aircraft Proprietary 14 Visit www.wescoair.com

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